COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

21. COMMITMENTS AND CONTINGENCIES

The Company follows subtopic 450-20 of the FASB Accounting Standards Codification to report accounting for contingencies. Certain conditions may exist as of the date the consolidated financial statements are issued, which may result in a loss to the Company, but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment.

The following table sets forth the Company’s contractual obligations as of December 31, 2024. The amounts are gross and undiscounted and include contractual interest payments.

	Payment Due by Period
	Total	Less than 1 year	1-3 years	3-5 years

Bank borrowing	$5,586,360	2,771,498	2,814,862	-
Payments of leaseback	1,512,566	1,242,154	270,412	-
Operating and financing lease commitments	61,147	61,147	-	-
Related party loans	2,162,876	2,162,876	-	-
Loans from third parties	121,375	121,375
Total	$9,444,324	6,359,050	3,085,274	-

The Company is currently involved in a litigation matter with the previous U.S. legal advisor of Cetus Capital, which is a subsidiary of the Company, and may be required to pay related reasonable attorneys’ fees. The amount was not able to be quantified at this stage, and hence no related liability was accrued in the financial statements. Other than those shown above, the Company did not have any significant capital and other commitments, long-term obligations and guarantees as of December 31, 2024.